UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Changes in Registrant’s Certifying Accountant.

Effective September 26, 2016, Prime Global Capital Group Incorporated (the "Company") was advised that the Company's independent registered public accounting firm, Crowe Horwath (HK) CPA Limited (“CHHK”), will no longer provide audit and assurance services to public companies subject to the statutes and regulations of the United States effective as of October 1, 2016. Accordingly, the Company, with the approval of its audit committee and board of directors, terminated the services of CHHK effective September 30, 2016.

CHHK’s reports on the financial statements of the Company for the fiscal year ended October 31, 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal year ended October 31, 2015 contained an emphasis of matter paragraph regarding the Company’s ability to continue as a going concern. During the Company’s fiscal year ended October 31, 2015 and through September 30, 2016, there were no disagreements with CHHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to CHHK’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no “reportable events” occurred within the periods covered by CHHK’s reports on the Company's consolidated financial statements, or subsequently up to the date of CHHK’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided CHHK with a copy of the foregoing disclosures and has requested that CHHK review such disclosures and provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether they agree with the statements made therein. Attached as Exhibit 16.1 is a copy of CHHK’s letter addressed to the SEC relating to the statements made by the Company in this report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

16.1 Letter from Crowe Horwath (HK) CPA Limited, dated September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: September 30, 2016

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer